                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               INSMED INCORPORATED
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                         [LOGO OF INSMED INCORPORATED]

                             800 East Leigh Street
                            Richmond, Virginia 23219

                         ANNUAL MEETING OF SHAREHOLDERS

                                                                  April 11, 2001

To the Shareholders:

   We cordially invite you to attend the annual meeting of shareholders to be held at 800 East Leigh Street in Richmond, Virginia, on Wednesday, May 16, 2001, at 10:00 A.M., Richmond, Virginia time. A formal notice of the meeting, together with a proxy statement and proxy form, is enclosed with this letter. The notice points out that you will be asked to (i) elect two directors and
(ii) ratify the selection of Ernst & Young LLP as our auditors for the coming year.

   Please read the notice and proxy statement carefully, complete the proxy form and mail it promptly. A postage-paid return envelope is enclosed for your convenience.

   Whether or not you plan to attend the Annual Meeting in person and regardless of the number of shares of common stock you own, please complete, sign, date and return the enclosed proxy promptly in the accompanying prepaid envelope.

                                        Sincerely yours,

                                        /s/ Geoffrey Allan
                                        ---------------------
                                        Geoffrey Allan, Ph.D.
                                        President
                                        Chairman of the Board
                                        Chief Executive Officer

                              INSMED INCORPORATED

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Insmed Incorporated will be held at 800 East Leigh Street in Richmond, Virginia, on Wednesday, May 16, 2001, at 10:00 a.m., Richmond, Virginia time, for the following purposes:

  1. To elect two directors to serve until the 2003 Annual Meeting of Shareholders and until their successors are elected;

  2. To ratify the selection of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2001; and

  3. To transact such other business as may properly come before the meeting.

   Holders of record of shares of Common Stock at the close of business on March 15, 2001, will be entitled to vote at the meeting.

   You are requested to complete, sign, date and return the enclosed proxy promptly, regardless of whether you expect to attend the meeting. A postage-paid return envelope is enclosed for your convenience. If you are present at the meeting, you may vote in person even if you already have sent in your proxy.

                                      By Order of the Board of Directors



                                      /s/ W. McIIwaine Thompson, Jr.,
                                      -------------------------------------
                                      W. McIlwaine Thompson, Jr., Secretary

April 11, 2001

                                PROXY STATEMENT

                                      for

                         ANNUAL MEETING OF SHAREHOLDERS

                                       of

                              INSMED INCORPORATED

                            To be held May 16, 2001

                 Approximate date of mailing -- April 12, 2001

   The Board of Directors (the "Board") of Insmed Incorporated ("Insmed", which may be referred to as "we", "us" or "our") is soliciting your proxy for the Annual Meeting of Shareholders to be held on Wednesday, May 16, 2001. Anyone giving a proxy may revoke it at any time before it is voted by voting in person at the meeting or by delivering another proxy or written notice of revocation to our Secretary. A proxy, if executed and not revoked, will be voted at the meeting. If a proxy contains any specific instructions, the proxy will be voted in accordance with such instructions.

   On March 15, 2001, the date for determining shareholders entitled to vote at the meeting, we had 32,818,951 outstanding shares of Common Stock, $.01 par value per share ("Common Stock"). Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to shareholders at the meeting.

   We will pay the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited in person or by telephone by our employees. Corporate Investor Communications, Inc. has been engaged to assist in the solicitation of proxies from brokers, nominees, fiduciaries and other custodians. We will pay that firm $5,000 for its services and reimburse its out-of-pocket expenses.

   Our address is 800 East Leigh Street, Richmond, Virginia 23219.

                             ELECTION OF DIRECTORS

   Our Articles of Incorporation, as amended, provide that our Board of Directors shall consist of not more than 12 directors, with the exact number to be prescribed by our Bylaws, which currently provide for seven directors. The directors are divided into three classes -- Class I, Class II and Class III --
 as nearly equal in number as possible. Each class of directors serves for three years on a staggered term basis. Our Board currently consists of five directors, and the two vacancies are for the Class III directors, whose terms expire at the 2003 Annual Meeting of Shareholders.

   The terms of Class I directors -- Kenneth G. Condon and Steinar J. Engelsen, M.D. -- will expire at the 2001 Annual Meeting. The Board has nominated Mr. Condon and Dr. Engelsen for re-election at the 2001 Annual Meeting for the term expiring at the 2004 Annual Meeting of Shareholders.

   The election of each nominee for director requires the affirmative vote of the holders of a plurality of the votes cast in the election of directors. Signing and returning your proxy will constitute a vote "for" all of the nominees unless your proxy specifies that you are withholding authority to vote for any of the nominees. Proxies may not be voted for a greater number of persons than the number of nominees. Any votes that are withheld and any shares held in street name that are not voted in the election of directors will not be included in determining the number of votes cast. In the event that any nominee is unavailable for election, the Board may either reduce the number of directors or choose a substitute nominee. If the Board selects a substitute nominee, the shares represented by proxy will be voted "for" the substitute nominee unless other instructions are given in the proxy. The Board has no reason to believe that any of the nominees will be unavailable.

   THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ALL OF THE NOMINEES.

   Nominees. Below is some information on the two nominees, each of whom is currently a Class I director.

   Kenneth G. Condon--age 53. Mr. Condon has been a director of Insmed since our inception in November 1999 and of our predecessor, Insmed Pharmaceuticals, Inc. ("Insmed Pharmaceuticals") since 1997. Mr. Condon serves as Chief Financial Officer of Boston University, a position he has held from 1975 to present. He is also a Trustee of Newbury College and Chairman of the Educational and Cultural Division of the United Way Mass Bay. He was formerly Chairman of the Board of BayFunds, a $1.8 billion mutual fund family, a former director of BayBank Harvard Trust, a former member of the BankBoston Advisory Board, a former director of the BayBank Trust Board, a former director of Seragen, Inc., a biotechnology firm, and a former director, Chapter Secretary, Treasurer and President of the Financial Executives Institute of Massachusetts. Before 1975, Mr. Condon was a Senior Accountant with the CPA firm of Arthur Andersen & Co. in Boston. He received his B.A. degree in Economics and Mathematics from Tufts University, and an M.B.A. in Finance from the Wharton School of Finance, University of Pennsylvania. Mr. Condon is both a Certified Public Accountant and a Certified Financial Planner.

   Steinar J. Engelsen, M.D.--age 50. Dr. Engelsen has been a director of Insmed since our inception in November 1999 and of our predecessor, Insmed Pharmaceuticals, since 1998. Since November 1996, Dr. Engelsen has been a partner of Teknoinvest Management AS, a venture capital firm based in Norway. From 1989 until October 1996, Dr. Engelsen held various management positions within Hafslund Nycomed AS, a pharmaceutical company based in Europe, and affiliated companies. He was responsible for therapeutic research and development, most recently serving as Senior Vice President, Research and Development of Nycomed Pharma AS from January 1994 until October 1996. In addition, from January to November 2000, Dr. Engelsen was acting chief executive officer of Centaur Pharmaceuticals, Inc., a biopharmaceutical company. Dr. Engelsen also serves as chairman of the board of directors of Centaur. Dr. Engelsen is also a director of several privately-held companies. Dr. Engelsen received a M.Sc. in nuclear chemistry and an M.D. from the University of Oslo, and is a Certified European Financial Analyst.

   Directors and Executive Officers. Below is some information on the directors who will continue on the Board after the 2001 Annual Meeting of Shareholders and Insmed's executive officers.

   Directors Whose Terms Expire at the 2002 Annual Meeting (Class II
Directors):

   Graham K. Crooke, MB.BS--age 42. Dr. Crooke has been a director of Insmed since our inception in November 1999 and of our predecessor, Insmed Pharmaceuticals, since 1996. In April 2000, Dr. Crooke became a partner of Asset Management Company, a venture capital firm focusing on investments in early stage information technology and life sciences companies. Previously, from September 1997 to March 2000, Dr. Crooke was a partner at Ticonderoga Capital, a venture capital firm, where he focused on biotechnology and healthcare service investments. From April 1992 until September 1997, Dr. Crooke was a vice president of Dillon Read Venture Capital, a venture capital firm and predecessor to Ticonderoga. Prior to that, Dr. Crooke worked with the healthcare practice of Booz, Allen & Hamilton, Inc., a management consulting firm, was a product manager at Molecular Devices Corporation, a developer of bioanalytical measurement systems, and, from 1984 to 1986, practiced medicine at major teaching hospitals in Western Australia. Dr. Crooke is also a director of Phytera, Inc., a biotechnology company. He received his medical degree from the University of Western Australia and an M.B.A. from the Stanford Graduate School of Business.

   Edgar G. Engleman, M.D.--age 55. Dr. Engleman has been a director of Insmed since our inception in November 1999, and of our predecessor, Insmed Pharmaceuticals, since 1999. Dr. Engleman joined BioAsia Investments in 1997 and is currently a Managing Member of BioAsia Investments, LLC, the general partner of certain venture capital companies investing in life sciences and healthcare information companies. Dr. Engleman has been a Professor of Medicine and Pathology at the Stanford University School of Medicine since 1978. He is a co-founder of biopharmaceutical companies Cetus Immune, Inc., Genelabs Technologies, Inc., Dendreon Corporation and CellGate Technologies, LLC, as well as of National Medical Audit, a medical consulting company. Dr. Engleman is a director of InterMune Pharmaceuticals, Inc., a biopharmaceutical company, and several privately-held companies. He received his B.S. from Harvard University, and an M.D. from Columbia University School of Medicine. Dr. Engleman completed post-graduate training at the University of California, San Francisco and the National Institutes of Health. Dr. Engleman is trained as an internist and immunologist.

   Directors Whose Terms Expire at the 2003 Annual Meeting (Class III
Directors):

   Geoffrey Allan, Ph.D.--age 47. Dr. Allan has served as our President, Chief Executive Officer and Chairman of the Board since our inception in November 1999. Dr. Allan has been President and a director of Insmed Pharmaceuticals since January 1994 and has 20 years of experience in pharmaceutical drug development. Prior to joining Insmed Pharmaceuticals, Dr. Allan served as Vice President, Drug Development at Whitby Research, Inc., a pharmaceutical company. Before his association with Whitby Research, Dr. Allan was the Head of the Cardiovascular Section at Wellcome Research Laboratories. Dr. Allan received his Ph.D. in Pharmacology from Cornell University Medical College.

   Executive Officers (other than those who are also Directors):

   Michael D. Baer--age 56. Mr. Baer has served as our Chief Financial Officer since our inception in November 1999 and in such capacity oversees all of our financial activities. Mr. Baer has also been Chief Financial Officer of Insmed Pharmaceuticals since May 1999. He has more than 25 years experience in financial management, most recently from 1995 to 1998 as Controller, Vice President and Chief Financial Officer of InSite Vision Incorporated, a biopharmaceutical company. He served as Chief Financial Officer for the U.S. operations of Simsmetal Limited, a publicly-held Australian recycling company, from 1993 to 1994, as the regional Financial and Administrative Officer for the public accounting firm, Deloitte & Touche from 1990 to 1993, and as the partner in charge of the Sacramento office of Deloitte, Haskins & Sells from 1984 to 1990. He is a Certified Public Accountant and holds an M.B.A. in Finance from the University of California, Berkeley.

   Robert A. Falconer--age 48. Mr. Falconer has served as our Vice President, Technical Operations since our inception in November 1999. From October 1999 to November 1999, Mr. Falconer served as Vice President, Technical Operations of Insmed Pharmaceuticals. Mr. Falconer has over 25 years of experience in manufacturing, regulatory and quality/compliance operations. Most recently, from February 1998 to October 1999, Mr. Falconer served as Vice President, Technical Operations and from September 1995 to January 1998 was Director of Regulatory and Technical Affairs for Shire Richwood, Inc., a specialty pharmaceutical company and a division of Shire Pharmaceuticals Group. Previously, from March 1994 to August 1995, Mr. Falconer was principal of his own consulting firm working in the area of drug development. Mr. Falconer received a B.A. in biology, with a minor in chemistry, from the University of Connecticut.

   Ronald D. Gunn--age 40. Mr. Gunn has served as our Vice President, Business Development since our inception in November 1999. From January 1999 to November 1999, Mr. Gunn served as Vice President, Business Development and previously as Director of Business Development and of Clinical Operations at Insmed Pharmaceuticals and has more than 14 years of experience in pharmaceutical drug development. Prior to joining Insmed, Mr. Gunn served as Clinical Affairs Officer with Finnish bioscience company, Leiras, Inc. Mr. Gunn received his M.S. and M.B.A. from Virginia Commonwealth University.

   Meetings of the Board and its Committees. The Board held nine meetings during 2000. In 2000 Mr. Condon attended all of the Board meetings and all meetings of committees of the Board on which he then served. Dr. Engelsen attended six of the nine Board meetings held in 2000, including five of the six regular meetings and one of the three special meetings.

   Audit Committee. Our Audit Committee currently consists of Kenneth G. Condon (Chairman), Graham K. Crooke and Steinar J. Engelsen. Our Bylaws require that the Audit Committee consist of at least three outside directors. During 2000, the Audit Committee held its organizational meeting. The Audit Committee
(i) recommends the selection of independent accountants and auditors, (ii) reviews the scope of the accountants' audit and approves any non-audit services to be performed by the independent accountants and (iii) reviews annual audits and accounting practices. The Board has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A.

   Our Common Stock is listed on the Nasdaq National Market(R) and, as such, we are governed by the listing standards of the National Association of Securities Dealers, Inc. (NASD). Rule 4350(d)(2)(A) of the NASD's listing standards requires that our Audit Committee be comprised of at least three members, each of whom must be an "independent director" as defined in Rule 4200(a)(14) of the NASD's listing standards. Rule 4350(d)(2)(B) permits membership on the Audit Committee by one director who is not independent if the Board determines that his or her membership on the Audit Committee is required by the best interests of Insmed and its shareholders. Two of our Audit Committee members, Kenneth G. Condon and Steinar J. Engelsen, are independent directors. However, as described under "Director Compensation" on page 10 of this Proxy Statement, we granted Graham K. Crooke options to purchase 100,000 shares of Insmed Common Stock on January 31, 2001, which may have disqualified Dr. Crooke as an independent director. The Board has made the determination that it is in the best interests of Insmed and its shareholders that Dr. Crooke continue to serve as a member of the Audit Committee even though he may no longer be considered an independent director.

   Compensation Committee. Our Compensation Committee currently consists of Graham K. Crooke (Chairman) and Edgar G. Engleman. Our Bylaws require that the Compensation Committee consist of at least two outside directors. During 2000, the Compensation Committee was organized but the Board as a whole handled matters relating to compensation. The Compensation Committee reviews and makes recommendations to the Board regarding the compensation and benefits of all of our officers and reviews policy matters relating to compensation and benefits of the our employees.

   Governance Committee. Our Governance Committee currently consists of Geoffrey Allan, Graham K. Crooke, Steinar J. Engelsen and Edgar G. Engleman. Our Bylaws require that the Governance Committee consist of the Chairman of the Board and at least three outside directors. The members of the Governance Committee were appointed in January 2001. The Governance Committee primarily
(i) reviews the composition of the Board to insure that there is a balance of appropriate skills and characteristics reflected on the Board, (ii) develops criteria for director searches and makes recommendations to the Board for the addition of any new Board members after proper search and investigation, (iii) reviews, in consultation with the Chairman of the Board, each director's continuation on the Board every three years prior to that director's standing for re-election, (iv) monitors procedures for corporate decision-making, (v) evaluates shareholder proposals, (vi) reviews public policy issues that affect our image within our customer service areas, (vii) recommends actions to increase the Board's effectiveness and (vii) reviews annually the format used by our management to report to the Board.

                            AUDIT COMMITTEE REPORT*

   The Audit Committee of the Board of Directors (the "Audit Committee") is composed of three directors and operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of Insmed's independent accountants. Management is responsible for Insmed's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of Insmed's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In this context, the Audit Committee has met and held discussions with management and Ernst & Young LLP ("E&Y"), Insmed's independent auditors.

   Management represented to the Audit Committee that Insmed's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and E&Y.

   The Audit Committee has discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by SAS 90 (Codification of Statements on Accounting Standards).

   The Audit Committee has also received the written disclosures and the letter from E&Y relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with E&Y that firm's independence from Insmed.

   The Audit Committee reviewed the aggregate fees billed by E&Y for professional services rendered for the fiscal year ended December 31, 2000, which were as follows:

   Audit Fees......................................................... $ 93,000
   Financial Information Systems Design and Implementation Fees.......       --
   All Other Fees.....................................................  338,000
                                                                       --------
   Total.............................................................. $431,000
                                                                       ========

All other fees include amounts related to the preparation of registration statements, the acquisition of Celtrix Pharmaceuticals, accounting consultations and tax consulting and compliance services. The Audit Committee has determined that the provision of non-audit services performed by E&Y during the 2000 fiscal year is compatible with maintaining E&Y's independence from Insmed.

   Based upon the Audit Committee's discussions with management and E&Y and the Audit Committee's review of the representation of management and the report of E&Y to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Insmed's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                          THE AUDIT COMMITTEE

                                          Kenneth G. Condon, C.P.A., C.F.P.,
                                          Chairman
                                          Graham K. Crooke, MB.BS
                                          Steinar J. Engelsen, M.D.

January 31, 2001
--------
* The foregoing report of the Audit Committee is not to be deemed "soliciting material" or deemed to be "filed" with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, except to the extent Insmed specifically incorporates it by reference into a document filed with the Securities and Exchange Commission.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   There are no family relationships among any of our directors, executive officers or nominees.

   On May 31, 2000 Insmed and its predecessor, Insmed Pharmaceuticals, completed a merger with Celtrix Pharmaceuticals, Inc. Immediately prior to the merger, Biotechnology Development Fund, L.P. and Biotechnology Development Fund III, L.P. collectively owned 917,500 shares of Insmed Pharmaceuticals Series B Preferred Stock and 5,220,774 shares of Celtrix common stock.

   One of our directors, Edgar G. Engleman, is a managing member of BioAsia Investments, LLC, which is the general partner of both Biotechnology Development Funds. In addition, at the time of the merger, Dr. Engleman was a non-voting observer on the Celtrix board of directors. He acknowledged his position as a director of Insmed Pharmaceuticals and any possible conflict of interest arising out of his association with both companies by absenting himself from the process and discussions concerning the merger with Insmed Pharmaceuticals. At board meetings of Insmed Pharmaceuticals and Insmed, Dr. Engleman abstained on all voting matters related to the merger.

   As a result of the merger, Biotechnology Development Fund, L.P. and Biotechnology Development Fund III, L.P. received an aggregate of 2,108,006 shares of Insmed Common Stock.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that our directors, officers and persons who own more than 10% of a registered class of our equity securities file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and The Nasdaq Stock Market, Inc. Directors, officers and greater than 10% beneficial owners are required by applicable regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms and information furnished to us, we believe that during the 2000 fiscal year all filing requirements applicable to our directors, officers and greater than 10% beneficial owners were satisfied. However, a report disclosing the decrease in beneficial ownership of shares of Insmed Common Stock by Kenneth G. Condon (a director of Insmed) caused by the sale of shares by Boston University Nominee Partnership in a public offering in November 2000, and a report disclosing the increase in beneficial ownership of shares of Insmed Common Stock by Steinar J. Engelsen (a director of Insmed) caused by an increase in Dr. Engelsen's equity interest in Gamle Teknoinvest AS, were filed past the date required for filing. The required filings were made promptly after the inadvertent delay in filing was noted.

                                STOCK OWNERSHIP

   Certain Beneficial Owners. The following table sets forth the beneficial ownership of each person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) known by us to be the beneficial owner of more than 5% of Insmed Common Stock outstanding as of December 31, 2000.

Name and Address                                   Amount and Nature of Percent
of Beneficial Owners                               Beneficial Ownership of Class
--------------------                               -------------------- --------
Pequot Capital Management, Inc.
 500 Nyala Farm Road
 Westport, Connecticut 06880......................      3,730,783(1)      11.4%

Jeffrey Casdin
 230 Park Avenue
 New York, New York 10169.........................      1,910,863(1)       5.8%

RS Investment Management Co. LLC
 388 Market Street, Suite 200
 San Francisco, California 94111..................      1,805,700(1)       5.5%

--------
(1) Based solely on the disclosures made in reports on Schedule 13G filed with the Securities and Exchange Commission by Pequot Capital Management, Inc. on February 13, 2001, by Jeffrey Casdin on March 12, 2001, and by RS Investment Management Co. LLC on February 15, 2001.

   Management. The following table sets forth the beneficial ownership of Common Stock as of February 1, 2001 by all directors and nominees and the executive officers named in the Summary Compensation Table on page 9 of this Proxy Statement. The table also shows the beneficial ownership of all directors and executive officers as a group.

Name of Beneficial Owner                   Aggregate Number of Shares Percent
or Number of Persons in Group                Beneficially Owned (1)   of Class
-----------------------------              -------------------------- --------
Geoffrey Allan, Ph.D. (2).................           679,062            2.1%
Michael D. Baer (3).......................            36,094              *
Kenneth G. Condon (4).....................           550,860            1.7
Graham K. Crooke MB.BS (5)................           130,832              *
Edgar G. Engleman, M.D. (6)...............         1,620,853            4.9
Steinar J. Engelsen, M.D. (7).............            26,577              *
Robert A. Falconer (8)....................            27,893              *
Ronald D. Gunn (9)........................            55,772              *
                                                   ---------
All directors and executive officers as a
 group (8 persons) (10)...................         3,127,943            9.4

--------
*    Denotes ownership of less than 1% of the outstanding shares of Common
     Stock.

(1) Except as indicated otherwise in the footnotes, shares shown as beneficially owned are those to which the individual has sole voting and investment power. Shares subject to options that are currently exercisable or exercisable within 60 days of February 1, 2001, are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 206,248 shares issuable upon exercise of options, which options are exercisable within 60 days of February 1, 2001.

(3) Includes 3,282 shares issuable upon exercise of options, which options are exercisable within 60 days of February 1, 2001.

(4) Mr. Condon, a director of Insmed, currently has the right to purchase 18,127 shares upon exercise of options. The number of shares listed opposite Mr. Condon's name also includes 516,983 shares owned by Boston University Nominee Partnership, of which he is a partner, and 15,750 shares owned by Trustees of Boston University. Mr. Condon disclaims beneficial ownership of these shares.

(5) Dr. Crooke, a director of Insmed, has the right to purchase 118,127 shares upon exercise of options. Also included are 12,705 shares beneficially owned by Dr. Crooke, which shares are held by UBS Warburg LLC, as agent for Dr. Crooke.

(6) Dr. Engleman, a director of Insmed, currently has the right to purchase 113,752 shares upon exercise of options. The number of shares listed opposite Dr. Engleman's name includes 1,507,101 shares held by BioAsia, LLC, Biotechnology Development Fund, L.P. and Biotechnology Development Fund III, L.P. BioAsia Investments, LLC is the general partner of the Biotechnology Development Funds and Dr. Engleman is a managing member of both BioAsia Investments, LLC and BioAsia, LLC. Dr. Engleman disclaims beneficial ownership of these shares except to the extent of his proportional membership interest therein.

(7) Dr. Engelsen, a director of Insmed, currently has the right to purchase 18,127 shares upon exercise of options. The number of shares listed opposite Dr. Engelsen's name also includes 8,450 shares held by Eiken Invest 98 AS and Gamle Teknoinvest AS, which represent his proportionate interest in all shares held by these entities.

(8) Includes 8,202 shares issuable upon exercise of options, which options are exercisable within 60 days of February 1, 2001.

(9) Includes 17,528 shares issuable upon exercise of options, which options are exercisable within 60 days of February 1, 2001.

(10) Represents the shares beneficially owned by those persons to which footnotes (2)-(9) relate.

                         EXECUTIVE OFFICER COMPENSATION

   The following table sets forth information for the fiscal years ended December 31, 2000 and 1999, respectively, with respect to certain compensation paid by us to our Chief Executive Officer and each other person who was serving as an executive officer of Insmed during each such fiscal year. Other than our executive officers listed below, none of our executive officers received total cash compensation from us in excess of $100,000 for either of the fiscal years ended December 31, 2000 and 1999. The executive officers listed in the table below are referred to as the "named executive officers."

                           Summary Compensation Table

                                         Annual       Long Term
                                      Compensation   Compensation
                                           (1)        Awards (1)
                                     --------------- ------------
                                                      Securities
                                                      Underlying   All Other
                              Fiscal Salary   Bonus  Options/SARs Compensation
Name and Principal Position    Year  ($) (2) ($) (3)   (#) (4)      ($) (5)
---------------------------   ------ ------- ------- ------------ ------------
Geoffrey Allan, Ph.D.........  2000  360,000 350,000   250,000       4,044
 Chairman of the Board,        1999  210,000  90,000    87,500       1,470
 Chief Executive Officer and
  President

Michael D. Baer (6)..........  2000  190,000  78,500    50,000       1,466
 Chief Financial Officer       1999  103,125  30,000    78,750       9,850

Robert A. Falconer (6).......  2000  150,720  45,000    50,000         457
 Vice President, Technical
  Operations                   1999    6,251      --    78,750          --

Ronald D. Gunn...............  2000  150,500  95,000    50,000         259
 Vice President, Business
  Development                  1999  131,253  30,000    36,750         240

--------
(1) Except as disclosed in the table, there was no other cash compensation, long-term incentive plan or restricted stock award that required disclosure.

(2) Includes amounts earned but deferred at the election of the executive, such as salary deferrals under Insmed's 401(k) plan.

(3) Amounts in this column reflect the aggregate annual bonuses that were earned for such fiscal year.

(4) Stock awards have been restated for the July 28, 2000 one-for-four reverse stock split.

(5) Dr. Allan's other compensation relates to personal use of a vehicle provided by Insmed and life insurance premiums for coverage in excess of $50,000. Mr. Baer's other compensation relates to life insurance premiums for coverage in excess of $50,000 and relocation expenses paid by Insmed on his behalf. Mr. Falconer's and Mr. Gunn's other compensation relates to life insurance premiums for coverage in excess of $50,000.

(6) Insmed hired Mr. Baer in May 1999 as Chief Financial Officer and Mr. Falconer in October 1999 as Vice President, Technical Operations.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

   The following table shows the stock options granted to each named executive officer during the fiscal year ended December 31, 2000. Insmed did not grant any stock appreciation rights (SARs) during the 2000 fiscal year.

                                                        Individual Grants*
                         -----------------------------------------------------------------------------------
                                                                                Potential Realizable Value
                            Number of        % Of                                 At Assumed Annual Rates
                           Securities    Total Options                          Of Stock Price Appreciation
                           Underlying     Granted to     Exercise                     For Option Term
                             Options     Employees in    or Base     Expiration ----------------------------
Name                     Granted (#) (1)  Fiscal Year  Price ($/sh.)    Date       5% ($)        10% ($)
----                     --------------- ------------- ------------  ---------- ------------- --------------
Geoffrey Allan, Ph.D....     250,000         33.7%       13.7500     7/31/2010      2,161,825     5,478,490
Michael D. Baer.........      50,000          6.7%       13.3125     9/19/2006        226,376       513,570
Robert A. Falconer......      50,000          6.7%       13.3125     9/19/2006        226,376       513,570
Ronald D. Gunn..........      50,000          6.7%       13.3125     9/19/2006        226,376       513,570

--------
* All options listed vest and become exercisable in equal annual amounts over a four-year period.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

   The following table shows the stock options exercised by the named executive officers during the fiscal year ended December 31, 2000 and the number and value of all unexercised options held by the named executive officers at December 31, 2000.

                                                           Number of Securities              Value of Unexercised
                                                          Underlying Unexercised             In-the-Money Options
                             Shares                   Options at Fiscal Year-End (#)        at Fiscal Year-End ($)
                            Acquired        Value     ----------------------------------   -------------------------
Name                     On Exercise (#) Realized ($)  Exercisable       Unexercisable     Exercisable Unexercisable
----                     --------------- ------------ ---------------   ----------------   ----------- -------------
Geoffrey Allan, Ph.D....     288,959       673,519              206,250            250,000   715,481           --
Michael D. Baer.........      31,170        54,288                   --             97,577        --      165,046
Robert A. Falconer......     19, 689        52,011                3,281            105,777    11,384      193,490
Ronald D. Gunn..........      25,072       401,164               26,692             76,985    92,595       93,610

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The following persons served on our Compensation Committee during the fiscal year ended December 31, 2000: Graham K. Crooke (Chairman) and Edgar G. Engleman. Neither Dr. Crooke nor Dr. Engleman has ever been an officer or employee of Insmed or any of our subsidiaries at any time.

                             DIRECTOR COMPENSATION

   Our non-employee directors receive an annual director's fee of $10,000 plus $2,000 and reimbursement of expenses for each meeting of the Board attended and options to purchase 10,000 shares of our Common Stock annually. Directors who are officers or employees of Insmed do not receive any additional compensation for their services as directors. In addition, at a Board meeting held on January 31, 2001, Graham K. Crooke and Edgar G. Engleman were each granted options to purchase 100,000 shares of Insmed Common Stock in return for their extraordinary services to Insmed during 2000 in connection with the acquisition of Celtrix Pharmaceuticals and facilitating Insmed's transition into a publicly-traded company. Each of Dr. Crooke's and Dr. Engleman's options vest immediately and are exercisable at a price of $6.1875 until the earlier of two years after the termination of his services to Insmed or 10 years from the date of grant. Drs. Crooke and Engleman abstained from the Board's deliberations regarding the grant of their options.

                            THE STOCK INCENTIVE PLAN

   The purpose of the Insmed Incorporated 2000 Stock Incentive Plan is to attract and retain executive officers, key employees, non-employee directors and other non-employee advisors and service providers, and to align more closely the interests of those persons with the interests of shareholders. This summary is subject, in all respects, to the terms of the Stock Incentive Plan.

   Administration. The Stock Incentive Plan is administered by the Board and Compensation Committee (or such other committee of the Board composed solely of persons who satisfy the "non-employee director" and "outside director" requirements of Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")). The Board, the Compensation Committee or such other committee may delegate its authority and responsibilities under the Stock Incentive Plan to one or more of Insmed's officers, but the Board, the Compensation Committee or such other committee may not delegate authority with respect to grants and awards to individuals subject to Section 16 of the Exchange Act. As used in this summary, the term "Administrator" means the Board, the Compensation Committee or such other committee or a delegate, as appropriate. The Administrator generally has the authority, within limitations described in the Stock Incentive Plan:

  .  to establish rules and policies concerning the Plan;

  . to determine the persons who may receive stock options, awards of our Common Stock ("Insmed Common Stock") and performance shares;

  .  to fix the number of shares of Insmed Common Stock for each award;

  .  to set the terms of each award; and

  . to accelerate, upon a change of control or at such other time as the administrator determines in its discretion, the times for exercise, transfer, forfeit and settlement of options.

   Eligibility. Each of our employees, directors, employees and directors of our subsidiaries, and each other non-employee advisor or service provider to us or our subsidiaries is eligible to participate in the Stock Incentive Plan. The Administrator selects the individuals who will participate in the Plan.

   Options. A stock option entitles a participant to purchase shares of Insmed Common Stock from us at the option price. The participant may pay the option price in cash, with shares of Insmed Common Stock, with a combination of cash and shares of Insmed Common Stock, or by instructing a broker to deliver the exercise price to us through the sale of shares of Insmed Common Stock purchased under the option.

   Stock Awards. Stock Incentive Plan participants may receive shares of restricted Insmed Common Stock and stock awards not subject to restrictions. A participant's rights in a restricted stock award are nontransferable or forfeitable or both unless the participant or Insmed, as the case may be, satisfies certain conditions prescribed by the Administrator, in its discretion. These conditions may include, for example:

  . continued employment or service with us or one of our subsidiaries for a specified period; and

  . achievement by us or one of our subsidiaries of performance-related objectives.

   Performance Share Awards. The Stock Incentive Plan also provides for the award of performance shares. A performance share award entitles the participant to receive a payment equal to the fair market value of a specified number of shares of Insmed Common Stock or shares of Insmed Common Stock or a combination thereof if certain standards are met. The Administrator may base the requirements for receipt of performance share awards on similar conditions as those for stock awards.

   To the extent an individual earns performance shares, the employee may, at the discretion of the Administrator, settle his or her obligation:

     .  in cash;

     .  in shares of Insmed Common Stock; or

     .  a combination of the two.

   Share Authorization. Written agreements between the Stock Incentive Plan participant and us describe the plan awards. The maximum number of shares of Insmed Common Stock issuable under the Stock Incentive Plan upon its adoption by the Board is 3,000,000 shares. That maximum will increase each January 1 during the term of the Stock Incentive Plan by a number of shares equal to 1.0% of the number of shares of Insmed Common Stock outstanding on the preceding December 31. In no event, however, may the annual increases cause the maximum number of shares issued under the Stock Incentive Plan to exceed 6,250,000 shares.

   Termination and Amendment. No award may be granted under the Stock Incentive Plan more than 10 years after the earlier of the date of adoption of the plan by the Board or the date of approval of the plan by our shareholders.

   Federal Income Taxes. A Stock Incentive Plan participant does not recognize income at the time we grant an option. If the option is an incentive stock option (ISO), the participant will not recognize ordinary income upon exercise of the option, although it may be subject to alternative minimum tax. A participant recognizes income when he disposes of shares acquired under an ISO. We may grant ISOs only to our employees and employees of our subsidiaries. The exercise of a nonqualified option generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the shares' fair market value and the option price.

   We may also make awards of Insmed Common Stock under the Stock Incentive Plan. A Stock Incentive Plan participant will recognize income on account of a stock award on the first day that the shares become either transferable or not subject to a substantial risk of forfeiture. The amount of income recognized by the participant equals the fair market value of the shares of Insmed Common Stock received on that date.

   A participant will recognize income on account of the settlement of a performance share award. That income will equal any cash paid and the fair market value of shares of Insmed Common Stock (on the date that the shares are first transferable or not subject to a substantial risk of forfeiture) received in settlement of the award.

   The employer, either us or one of our subsidiaries, may claim a federal income tax deduction on account of the exercise of a nonqualified option, the vesting of a stock award and the settlement of a performance share award. The amount of the deduction equals the ordinary income recognized by the participant. The employer may not claim a federal income tax deduction on account of the grant or the exercise of an ISO. The employer, however, may claim a federal income tax deduction on account of certain dispositions of shares of Insmed Common Stock acquired upon the exercise of an ISO.

                            THE STOCK PURCHASE PLAN

   Under the Insmed Incorporated 2000 Stock Purchase Plan, our eligible employees and employees of our subsidiaries, other than certain employees who are also shareholders, may purchase Insmed Common Stock directly from us. Purchases may be made through payroll deduction, with an annual limit on purchases equal to the lesser of 15% of an employee's base salary or a number of shares with a fair market value (at the time the right to purchase shares is made available) of $25,000. The price per share purchased under the Stock Purchase Plan will be the lesser of 85% of the fair market value of a share of Insmed Common Stock at the beginning of each annual offering period or 85% of the fair market value on the date the purchase is made. Employees will not recognize income at the time the Insmed Common Stock is purchased under the Stock Purchase Plan, but employees may recognize ordinary income, and the employer may claim a corresponding federal income tax deduction, on account of certain dispositions of shares acquired under the Stock Purchase Plan. Employees may purchase a maximum of 250,000 shares of Insmed Common Stock under the Stock Purchase Plan.

                                  401(K) PLAN

   We maintain a tax-qualified employee savings and retirement plan, our 401(k) plan, for our eligible employees. Participating employees may defer up to the lesser of 25% of W-2 compensation or the maximum amount permitted by the Code. The 401(k) plan permits us to make matching contributions on behalf of all participants who have elected to make deferrals to the 401(k) plan, but we have not made any matching contributions to date. Any contributions to the 401(k) plan by our participants or us are paid to a trustee. The 401(k) plan and the accompanying trust are intended to qualify under Section 401(k) of the Code so that contributions and income earned, if any, are not taxable to employees until withdrawn. At the direction of each participant, the trustee invests the contributions made to the 401(k) plan in a number of investment options.

                         COMPENSATION COMMITTEE REPORT

   The Compensation Committee (the "Committee") of the Board of Directors is pleased to present its annual report on executive compensation. This report describes the objectives of Insmed's executive compensation program, the various components of the program, and explains the basis on which 2000 compensation determinations were made.

 Overall Objectives of Executive Compensation Programs

   The Committee's guiding philosophy is to establish executive compensation policies that are linked to the sustained creation of shareholder value. The following objectives serve as the guiding principles for all compensation decisions:

  . Provide a competitive total compensation opportunity that will enable Insmed to attract, retain and motivate highly qualified executives.

  . Align compensation opportunities with shareholder interests by making the executive compensation program highly sensitive to Insmed's performance, which is defined in terms of milestones associated with achieving long-term profitability and creating shareholder value.

  . Provide a strong emphasis on equity-based compensation and equity ownership, creating a direct link between shareholder and management interests.

 Compensation Program Components

   The Committee believes that the total compensation opportunity available to members of management should consist of base salary, annual bonuses and stock options, with each component geared to the median of the market for all positions in the aggregate. Individuals may be compensated above or below the median of the marketplace based on Insmed's performance and on considerations of individual performance and experience. The Committee considers all elements of the program when setting compensation levels.

   The Committee periodically meets individually with members of management in order to assess progress toward meeting objectives set by the Board of Directors for both annual and long-term compensation.

   The Committee utilizes compensation surveys to aid in the determination of competitive levels of executive pay. The surveys include companies that are larger and smaller than Insmed. Some surveys are limited to companies in the biotechnology business. The Committee also utilizes executive compensation information complied from the proxy statements of other biotechnology companies. References to the "market" in this report refer to these survey and proxy data.

 Base Salaries

   Base salaries are determined in accordance with the responsibilities of each officer, median market data for the position and the officer's performance achieving corporate goals. The Committee considers each of these factors but does not assign a specific value to each factor. Furthermore, a subjective element is acknowledged in evaluating the officer's overall span of responsibility and control. Total compensation for Insmed's officers is believed to be generally in line with the median of the market as described above.

 Annual Bonuses

   The Committee reviews annual bonuses in conjunction with senior management. Awards are based on an evaluation of the performance, level of responsibility and leadership of the individual in relation to overall corporate results. In 2000, annual bonuses were based on the attainment by individuals of specific objectives necessary for Insmed to achieve its business plan.

 Stock Options and Restricted Awards

   The Committee believes strongly that equity based awards are an integral part of total compensation for officers and certain key managers with significant responsibility for Insmed's long-term results. Stock options that are tied to corporate performance provide an effective means of delivering incentive compensation and also foster stock ownership on the part of management.

   The Stock Incentive Plan:

  . Authorizes the granting of stock options, SARs, performance shares, restricted stock and other incentive awards, all of which may be made subject to the attainment of performance goals established by the Committee.

  . Provides for the enumeration of the business criteria on which an individual's performance goals are to be based.

  . Establishes the maximum share grants or awards (or, in the case of incentive awards, the maximum compensation) that can be paid to a Stock Option Plan participant.

   In 2000, incentive awards of stock options and performance shares were made in accordance with the performance-based focus of the Stock Incentive Plan.

 Discussion of 2000 Compensation for the Chief Executive Officer

   Dr. Geoffrey Allan's base salary as Chief Executive Officer was increased from $210,000 during 1999 to $360,000 during 2000. The increase was based on a comparison of amounts earned by Chief Executive Officers of other, comparable public companies, as well as survey data. The Committee also awarded Dr. Allan a bonus for 2000 of $350,000 in recognition of the leadership that Dr. Allan has shown in concluding the acquisition of Celtrix Pharmaceuticals, completing a public offering of our common stock and focusing management on maximizing long-term value for our shareholders.

 Deductibility of Compensation

   The Committee has carefully considered Section 162(m) of the Internal Revenue Code of 1986, as amended, which provides certain criteria for the tax deductibility of compensation in excess of $1 million paid to our executive officers. The Committee believes it is in Insmed's best interests and that of its shareholders to comply with the requirements of Section 162(m), but the Committee intends to preserve the flexibility to reward executives consistent with Insmed's pay philosophy for each compensation element. The Committee intends that grants of options, awards of performance shares, restricted stock and other incentive awards under the Stock Incentive Plan comply with the requirements of Section 162(m).

                                          THE COMPENSATION COMMITTEE

                                          Graham K. Crooke, MB.BS, Chairman
                                          Edgar G. Engleman, M.D.

January 31, 2001

                               PERFORMANCE GRAPH

   The following graph compares cumulative returns for Insmed, the Nasdaq Market Index and the Nasdaq Pharmaceutical Index since June 1, 2000, the day Insmed Common Stock began trading publicly. The comparison assumes $100 was invested on June 1, 2000.



                             [GRAPH APPEARS HERE]
-------------------------------------------------------------------------------
                                             NASDAQ                  NASDAQ
                                             Market              Pharmaceutical
Date                    Insmed               Index                    Index
-------------------------------------------------------------------------------
June 1, 2000            $100.00              $100.00                 $100.00
June 30, 2000             78.79               117.03                  124.48
July 31, 2000             83.33               110.90                  115.91
August 31, 2000          117.81               123.66                  138.76
September 29, 2000        79.93               108.07                  136.92
October 31, 2000          73.87                98.53                  123.67
November 30, 2000         18.56                76.18                  109.22
December 29, 2000         21.02                72.27                  113.65
-------------------------------------------------------------------------------


                            DESIGNATION OF AUDITORS

   The Board has designated Ernst & Young LLP, certified public accountants, as our independent auditors for 2001, subject to shareholder approval. A representative of Ernst & Young LLP is expected to be present at the annual meeting and will have an opportunity to make a statement and respond to appropriate questions.

   Ernst & Young LLP's principal function is to audit the consolidated financial statements of Insmed and our subsidiaries and, in connection with that audit, to review certain related filings with the Securities and Exchange Commission and to conduct limited reviews of the consolidated financial statements included in each of our quarterly reports.

   THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE DESIGNATION OF ERNST & YOUNG LLP AS OUR AUDITORS.

                       PROPOSALS FOR 2002 ANNUAL MEETING

   Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2002 Annual Meeting of Shareholders must present such proposal to us at our principal office in Richmond, Virginia, not later than December 13, 2001, in order for the proposal to be considered for inclusion in our 2002 Proxy Statement. We anticipate holding the 2002 Annual Meeting of Shareholders on Wednesday, May 15, 2002.

   Our Bylaws provide that, in addition to any other applicable requirements, for business to be properly brought before the annual meeting by a shareholder, the shareholder must give timely notice in writing to our Corporate Secretary not later than 90 days nor more than 120 days before the anniversary of the date of the first mailing of our Proxy Statement for the immediately preceding year's annual meeting. As to each matter, the notice should contain (i) a brief description of the business desired to be brought before the annual meeting, including the complete text of any resolutions to be presented at the annual meeting with respect to such business, and the reasons for conducting such business at the annual meeting, (ii) the name and address of record of the shareholder proposing such business and any other person on whose behalf the proposal is being made, (iii) the class and number of our shares that are beneficially owned by the shareholder and any other person on whose behalf the proposal is made, (iv) a representation that the shareholder is a holder of record of our shares entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business and
(v) any material interest of the shareholder and any other person on whose behalf the proposal is made, in such business.

                           ANNUAL REPORT ON FORM 10-K

   We will provide without charge to each person to whom this Proxy Statement has been delivered, on the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2000, including the financial statements and financial statement schedules. Requests should be directed to Insmed Incorporated, 800 East Leigh Street, Richmond, Virginia 23219, Attention: Corporate Secretary. A list of exhibits to the Form 10-K, showing the cost of each, will be delivered with the copy of the Form 10-
K. Any of the exhibits will be provided upon payment of the charge noted on the list.

                                 OTHER MATTERS

   The Board is not aware of any matters to be presented for action at the meeting other than as set forth herein. However, if any other matters properly come before the meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

                                     By Order of the Board of Directors

                                     /s/ W. McIlwaine Thompson, Jr.
                                     -------------------------------------
                                     W. McIlwaine Thompson, Jr., Secretary

                                                                      APPENDIX A

                       CHARTER OF THE AUDIT COMMITTEE OF
                              INSMED INCORPORATED

   Pursuant to Section 13.1-689 of the Virginia Stock Corporation Act and
Article III, Section 3(b) of the Amended and Restated Bylaws of Insmed Incorporated, incorporated under the laws of the Commonwealth of Virginia (the "Corporation"), the following shall constitute the Charter of the Audit Committee (the "Charter") of the board of directors of the Corporation:

I. ORGANIZATION

   There shall be constituted a standing committee of the board of directors of the Corporation (the "Board") to be known as the audit committee (the "Audit Committee"). The Audit Committee shall be wholly composed of directors of the Corporation who are "independent" within the meaning of the Rules of The Nasdaq Stock Market, Inc. (the "Independent Directors").

II. STATEMENT OF POLICY

   The Audit Committee shall assist the Board in fulfilling its responsibility to the Corporation's shareholders relating to corporate accounting and reporting practices of the Corporation, and to the quality and integrity of the financial statements of the Corporation.

III. PURPOSE, OBJECTIVES AND DUTIES

   The primary function of the Audit Committee shall be to assist the Board in fulfilling its oversight responsibilities by reviewing and overseeing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance and accounting that management and the Board have established; the Corporation's auditing, accounting and financial reporting processes generally; and legal matters relating to the Corporation. The Audit Committee's primary objectives include providing an independent, direct and open avenue of communication among the Corporation's independent accountants, management, and the Board; serving as an independent and objective party to review the Corporation's financial reporting processes and internal control systems; overseeing with management the reliability and integrity of the Corporation's accounting policies and financial reporting and disclosure practices; reviewing and considering the work of the Corporation's independent accountants; and serving as an independent and objective party to review pending and threatened litigation, matters subject to review by regulatory agencies, and conflicts of interest and ethics policies. Further, the Audit Committee's primary duties and responsibilities shall specifically include:

  . Discussing and reviewing with the Corporation's independent accountants their ultimate accountability to the Board and the Audit Committee;

  . Sharing with the Board the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval in any proxy statement);

  . Ensuring that the Corporation's independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Corporation, consistent with Independence Standards Board Standard Number 1, which requires the Corporation's independent accountants to:

    . disclose to the Audit Committee of the Corporation, in writing, all relationships between the independent accountant and its related entities and the Corporation and its related entities that in the independent accountant's professional judgment may reasonably be thought to bear on independence,

    . confirm in the letter that, in its professional judgment, it is independent of the Corporation within the meaning of the Securities Act of 1933, as amended, and

    . discuss the independent accountant's independence with the Audit Committee; and

  . Engaging actively in a dialogue with the Corporation's independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and recommend that the Board take appropriate action in response to the independent accountants' report to satisfy itself of the independent accountants' independence.

IV. COMPOSITION AND SELECTION

   4.1 The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an Independent Director in accordance with Article I. All members of the Audit Committee shall have a requisite working familiarity with basic finance and accounting practices in compliance with the Rules of The Nasdaq Stock Market, Inc. Furthermore, at least one member of the Audit Committee shall have accounting or related financial management expertise in compliance with the Rules of The Nasdaq Stock Market, Inc.

   4.2 The members of the Audit Committee shall be elected by the Board at the annual meeting of the Board and shall serve for one year or until their successors are duly elected and qualified. The Chairman of the Audit Committee shall be elected by the full Board.

   4.3 The duties and responsibilities of a member of the Audit Committee contained herein shall be in addition to those duties otherwise required for a member of the Board.

V. MEETINGS

   The Audit Committee shall meet at least 2 times annually, or more frequently as circumstances dictate, and shall report to the Board following each meeting of the Audit Committee at the next regularly scheduled meeting of the Board or sooner, as circumstances may dictate. As part of its primary duty and responsibility to foster independent, direct and open communications pursuant to Section III hereinabove, the Audit Committee shall meet at least annually with the Corporation's management and its independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Chairman of the Audit Committee shall meet in person or by telephone with the Corporation's independent accountants and the Corporation's chief financial officer quarterly to review the Corporation's financial statements, consistent with Section VI below.

VI. RESPONSIBILITIES AND DUTIES

   To fulfill its primary objectives, responsibilities and duties hereunder, the Audit Committee shall undertake the following:

  6.1 Documents/Reports Review

  a) Review and update this Charter periodically, and at least annually.

  b) Review the Corporation's Annual Report on Form 10-K, its annual financial statements and related notes thereto and any reports or other financial information submitted to any governmental body or the public, including any certification, report, analysis, opinion, or review rendered by the independent accountants.

  c) Review filings made with the SEC and other published documents containing the Corporation's financial statements and consider whether the information contained in such documents is consistent with the information contained in the Corporation's financial statements.

  d) Include in the Corporation's proxy or information statements relating to annual meetings of shareholders at which directors are to be elected (or special meetings or written consents in lieu of such meetings), a report of the Audit Committee that complies with the SEC's regulations for such reports.

  e) Review, or cause the Chairman of the Committee to review, with the financial management of the Corporation and the Corporation's independent accountants each Quarterly Report on Form 10-Q (or any successor reports thereto under the rules and regulations of the U.S. Securities and Exchange Commission) (the "SEC") and all financial statements and related notes contained therein prior to its filing or prior to the public release of the Corporation's earnings.

  6.2 Independent Accountants

  a) Recommend to the Board the selection of the Corporation's independent accountants; consider the independence and effectiveness of such independent accountants, and approve the fees and other compensation to be paid to such independent accountants and the range and cost of audit and non-audit services performed by the independent accountants. On an annual basis, the Audit Committee shall review and discuss with the independent accountants all significant relationships the independent accountants have with the Corporation, in order to determine such independent accountants' independence.

  b) Review the performance of the Corporation's independent accountants and make recommendations to the Board regarding any appointment or termination of such independent accountants when circumstances warrant.

  c) Periodically consult with the Corporation's independent accountants, out of the presence of the Corporation's management, about the Corporation's internal controls and the fullness and accuracy of the Corporation's financial statements.

  6.3 Financial Reporting Process

  a) In consultation with the Corporation's independent accountants review the integrity of the Corporation's financial reporting processes, both internal and external; confer with the independent accountants concerning the scope of their examinations of the books and records of the Corporation and its subsidiaries; review and approve the independent accountants' annual engagement letter; review and approve the Corporation's annual audit plans and budgets; direct the special attention of the auditors to specific matters or areas deemed by the Audit Committee or the auditors to be of special significance; and authorize the auditors to perform such supplemental reviews or audits as the Audit Committee may deem desirable.

  b) Consider the Corporation's independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles, standards and practices as applied in its financial reporting.

  c) Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles, standards and practices as suggested by the Corporation's independent accountants or management.

  d) Consider, in consultation with the Corporation's independent accountants, the audit scope and plan of the independent accountants.

  6.4 Process Improvement

  a) Establish regular and separate systems of reporting to the Audit Committee by the Corporation's management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

  b) Following completion of the Corporation's annual audit, review separately with the Corporation's management and the independent accountants any significant difficulties encountered during the course of the audit, including (i) any restrictions on the scope of work or access to required information, and (ii) the nature and extent of any significant changes in accounting principles or the application therein.

  c) Review any significant disagreement among the Corporation's management and its independent accountants in connection with the preparation of the Corporation's financial statements.

  d) Review with the Corporation's independent accountants and management the extent to which changes or improvements in financial or accounting practices and standards, as approved by the Audit Committee, have been implemented, with such review to be conducted at an appropriate time subsequent to implementation of any changes or improvements thereto, as decided by the Audit Committee in its discretion.

  e) Inquire of the Corporation's management and the independent accountants about significant risks or exposures and assess the steps that management has taken to minimize such risks to the Corporation.

  f) Review with the Corporation's independent accountants the coordination of their audit efforts to assure completeness of coverage, reduction of redundant efforts and effective use of audit resources.

VII. CONSISTENCY WITH ARTICLES OF INCORPORATION, AS AMENDED, OR AMENDED AND RESTATED BYLAWS

   To the extent that any provision or section of this Charter may be inconsistent with any article, provision or section of the Articles of Incorporation, as amended, or the Amended and Restated Bylaws of the Corporation, the Articles of Incorporation, as amended, or the Amended and Restated Bylaws, as appropriate, shall fully control.

VIII. CERTIFICATION

   This Charter of the Audit Committee was duly approved and adopted by the Board of the Corporation on the 5th day of April, 2000.

                                          /s/ W. McIlwaine Thompson, Jr.
                                          -------------------------------------
                                          W. McIlwaine Thompson, Jr.,
                                          Secretary

                                     NOTICE

                                      and

                                PROXY STATEMENT

                                      for

                                 ANNUAL MEETING

                                       of

                                  SHAREHOLDERS

                                  May 16, 2001

                         [LOGO OF INSMED INCORPORATED]

                             800 EAST LEIGH STREET
                            RICHMOND, VIRGINIA 23219

                              INSMED INCORPORATED
                               Richmond, Virginia
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 16, 2001

   The undersigned hereby appoints Geoffrey Allan and W. McIlwaine Thompson, Jr., or either of them, with full power of substitution in each, proxies (and if the undersigned is a proxy, substitute proxies) to vote all shares of stock of Insmed Incorporated that the undersigned is entitled to vote at the annual meeting of shareholders to be held May 16, 2001, and at any and all adjournments thereof. In their discretion, the Proxies are authorized to vote upon such other business and matters incident to the conduct of the meeting as may properly come before the meeting.

   This Proxy is solicited on behalf of the Board of Directors. This Proxy, when properly executed, will be voted in the manner directed in this Proxy by the undersigned shareholder. If no direction is made, this Proxy will be voted "FOR" Proposals 1 and 2.

(1)  ELECTION OF DIRECTORS:

   [_] FOR ALL      [_] WITHHOLD ALL      [_] FOR ALL EXCEPT

   Nominees: Kenneth G. Condon, Steinar J. Engelsen, M.D.

   INSTRUCTION: To withhold authority to vote for any such nominee(s), write the name(s) of the nominee(s) in the space provided below.

            ----------------------------------------------------

(2) THE PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP as the auditors for Insmed for 2001:

   [_] FOR       [_] AGAINST       [_] ABSTAIN

                                          DATED _________________________, 2001

                                          PRINT NAME:
                                                   ---------------------------

                                          SIGNATURE:
                                                  ----------------------------
                                          Please print and sign name exactly
                                          as it appears on the stock
                                          certificate. Only one of several
                                          joint owners or co-owners need sign.
                                          Fiduciaries should give full title.

   PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED PREPAID ENVELOPE.